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Exhibit 99.1

Structural Term Sheet

CNH Wholesale Master Note Trust
Issuer

Series 2005-1

CNH Wholesale Receivables LLC
Transferor

CNH Capital America LLC Originator and Servicer	New Holland Credit Company, LLC Sub-Servicer

The issuer will issue the following classes of notes—

	Class A Notes	Class B Notes

Principal Amount	$	$

Interest Rate	One-Month LIBOR plus % per year	One-Month LIBOR plus % per year

Interest Payment Dates	Monthly on the 15th, beginning August 2005	Monthly on the 15th, beginning August 2005

Scheduled Final Payment Date	June 15, 2008	June 15, 2008

Legal Final Maturity Date	June 15, 2011	June 15, 2011

The notes represent obligations of the issuer only and do not represent obligations of or interests in us or any of our affiliates. The terms "us", "we" and "our" used herein are references to CNH Wholesale Receivables LLC, the transferor.

This structural term sheet is ABS informational and computational material used in reliance on Securities Act Rule 167 (§230.167). It is not complete and may be amended. It relates to a proposed offering of notes under the transferor's Registration Statement No. 333-107999. We will prepare, circulate and file with the Securities and Exchange Commission (the "Commission") a complete prospectus supplement, which will be accompanied by a base prospectus. You should read the complete prospectus supplement and base prospectus because they contain important information.

You can obtain the Registration Statement and, once filed, the prospectus supplement and base prospectus for free at the Commission's web site (www.sec.gov). Upon request, the underwriters will also provide a free copy of the prospectus supplement and prospectus.

Neither the Commission nor any state securities commission has approved the notes or determined that this structural term sheet is accurate or complete. Any representation to the contrary is a criminal offense.

Underwriters of the Class A Notes
SG Corporate & Investment Banking ABN Amro Incorporated	Merrill Lynch & Co. Deutsche Bank Securities

Underwriters of the Class B Notes
SG Corporate & Investment Banking	Merrill Lynch & Co.

June 8, 2005

NOTICE TO RESIDENTS OF THE UNITED KINGDOM

        THIS STRUCTURAL TERM SHEET MAY ONLY BE COMMUNICATED OR CAUSED TO BE COMMUNICATED IN THE UNITED KINGDOM TO PERSONS AUTHORIZED TO CARRY ON A REGULATED ACTIVITY ("AUTHORIZED PERSONS") UNDER THE FINANCIAL SERVICES AND MARKETS ACT 2000 (THE "FSMA") OR TO PERSONS OTHERWISE HAVING PROFESSIONAL EXPERIENCE IN MATTERS RELATING TO INVESTMENTS AND QUALIFYING AS INVESTMENT PROFESSIONALS UNDER ARTICLE 19 OF THE FINANCIAL SERVICES AND MARKETS ACT 2000 (FINANCIAL PROMOTION) ORDER 2001, AS AMENDED OR TO PERSONS QUALIFYING AS HIGH NET WORTH PERSONS UNDER ARTICLE 49 OF THAT ORDER OR TO ANY OTHER PERSON TO WHOM THIS STRUCTURAL TERM SHEET MAY OTHERWISE LAWFULLY BE COMMUNICATED OR CAUSED TO BE COMMUNICATED.

        NO OFFER OF NOTES TO THE PUBLIC IN THE UNITED KINGDOM WITHIN THE MEANING OF THE PUBLIC OFFERS OF SECURITIES REGULATIONS 1995, AS AMENDED (THE "POS REGULATIONS") HAS BEEN AUTHORIZED OR MADE. NOTES MAY NOT LAWFULLY BE OFFERED OR SOLD TO PERSONS IN THE UNITED KINGDOM EXCEPT IN CIRCUMSTANCES WHICH DO NOT RESULT IN AN OFFER TO THE PUBLIC IN THE UNITED KINGDOM WITHIN THE MEANING OF THE POS REGULATIONS OR OTHERWISE IN COMPLIANCE WITH ALL APPLICABLE PROVISIONS OF THE POS REGULATIONS.

        NEITHER THIS STRUCTURAL TERM SHEET NOR THE NOTES ARE OR WILL BE AVAILABLE TO OTHER CATEGORIES OF PERSONS IN THE UNITED KINGDOM AND NO ONE FALLING OUTSIDE SUCH CATEGORIES IS ENTITLED TO RELY ON, AND THEY MUST NOT ACT ON, ANY INFORMATION IN THIS STRUCTURAL TERM SHEET. THE COMMUNICATION OF THIS STRUCTURAL TERM SHEET TO ANY PERSON IN THE UNITED KINGDOM OTHER THAN THE CATEGORIES STATED ABOVE IS UNAUTHORIZED AND MAY CONTRAVENE THE POS REGULATIONS OR THE FSMA.

ii

Summary of Series Terms

Issuer

CNH Wholesale Master Note Trust.

Transferor

CNH Wholesale Receivables LLC, a wholly-owned subsidiary of CNH Capital America LLC.

Originator

CNH Capital America LLC, an indirect wholly-owned subsidiary of CNH Global N.V.

Servicer

CNH Capital America LLC.

Sub-Servicer

New Holland Credit Company, LLC, an indirect wholly-owned subsidiary of CNH Global N.V.

Back-up Servicer

Systems & Services Technologies, Inc., an affiliate of the indenture trustee.

Indenture Trustee

JPMorgan Chase Bank, N.A.

Owner Trustee

The Bank of New York.

Collateral for the Notes

The notes are secured by an allocable interest in the issuer's pool of receivables arising from revolving floorplan financing agreements of selected agricultural and construction equipment and/or parts dealers, which includes receivables arising from:

  •
  dealer floorplan financing of new and/or used equipment;

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  dealer floorplan financing of parts;

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  dealer purchases of new and/or used equipment for their rental business; and

  •
  dealer floorplan financing of new and/or used equipment for rent on a rent-to-own basis.

The issuer's primary source of funds to make payments on the notes will be the portion of collections on the receivables that is allocated to Series 2005-1 as described in this structural term sheet. Collections that are allocated to other series of notes may also be available to make payments on the Series 2005-1 notes under limited circumstances.

Series Structure

Stated Principal Amount of Series 2005-1 notes:
Class A notes	84.75%
Class B notes	6.25%
Initial Collateral Amount of Series 2005-1 notes	91%
Initial Series 2005-1 Available Subordinated Amount	9%
Initial Series 2005-1 Security Amount	100%

Key Dates

Begin marketing	June 8, 2005
Projected pricing	June 22, 2005
Projected closing	June 29, 2005

Interest Periods

Each interest period will begin on and include a payment date and end on but exclude the following payment date, except that the first interest period will begin on and include the Series 2005-1 closing date.

Revolving Period

During the revolving period, the issuer will not pay principal on the Series 2005-1 notes or accumulate principal for that purpose. Instead, the issuer will use the Series 2005-1 share of available principal amounts to make principal payments on other series and/or pay them to us, and/or in certain circumstances, to cover interest shortfalls on the Series 2005-1 notes, servicing fee shortfalls and required deposits into the reserve fund.

The revolving period will begin at the close of business on the Series 2005-1 closing date and will end when the accumulation period begins. The revolving period will also end if an early amortization period begins.

Accumulation Period

The issuer will accumulate principal for the Series 2005-1 notes in a principal funding account during an accumulation period of no more than seven months long unless an early amortization period begins before the start of the accumulation period. During the accumulation period the issuer will accumulate the Series 2005-1 share of principal collections for payment on a scheduled payment date. If a Series 2005-1 early amortization event occurs and is not cured during the accumulation period, the accumulation period will end and an early amortization period will begin.

Early Amortization Period

If a Series 2005-1 early amortization event occurs and is not cured, you will begin to receive payments of principal. We refer to this period after the occurrence of a Series 2005-1 early amortization event as the early amortization period. A list of Series 2005-1 early amortization events appears in the final section of this structural term sheet.

Credit Enhancement

Subordination of Transferor's Interest

A portion of the transferor's interest in the issuer equal to the Series 2005-1 available subordinated amount is subordinated to the Series 2005-1 notes to the extent described in this structural term sheet. The Series 2005-1 available subordinated amount will initially be 9% of the Series 2005-1 security amount, but may be reduced and increased from time to time. See "Application of Funds—Series 2005-1 Available Subordinated Amount" in this structural term sheet. This subordinated amount is intended to protect the Series 2005-1 noteholders from the effect of charge-offs on defaulted receivables in the issuer and uncovered dilution that is allocated to Series 2005-1 and any use of available principal amounts to pay interest on the Series 2005-1 notes, monthly servicing fees or to make required deposits to the reserve fund.

Reserve Fund

On the Series 2005-1 closing date, we will deposit cash into the reserve fund in an amount equal to 2.00% of the initial outstanding principal amount of the Series 2005-1 notes. The reserve fund required amount for any payment date will equal the lesser of (a) 2.00% of the initial outstanding principal amount of the Series 2005-1 notes and (b) the outstanding principal amount of the Series 2005-1 notes. From the period beginning on the payment date preceding the accumulation period through the last payment date occurring in the accumulation period, unless the outstanding principal amount of the Series 2005-1 notes is equal to or less than the amount on deposit in the reserve fund, an additional 25% of such reserve fund required amount will be required to be deposited from interest collections to the extent available for such purpose into the reserve fund. Amounts on deposit in the reserve fund will be available to pay monthly interest due on the Series 2005-1 notes and the monthly servicing fee. In addition, during any early amortization period, amounts on deposit in the reserve fund will also be available to cover charge-offs and uncovered dilution.

Subordination

The subordination of the Class B notes to the Class A notes will provide additional credit enhancement for the Class A notes.

Excess Principal Collections

Principal collections allocable to other series of notes, to the extent not needed to make payments for the other series, will be applied to make principal payments on the Series 2005-1 notes and other series of notes then entitled to principal payments.

Monthly Servicing Fee

The monthly servicing fee for Series 2005-1 is the product of 1/12 of 1% and the applicable collateral amount of the Series 2005-1 notes, or less if the servicer waives any portion of the monthly servicing fee on any date. If a successor servicer is appointed, the monthly servicing fee will be subject to a floor equal to the allocable share of your series of $7,500.

Monthly Backup Servicing Fee

The monthly backup servicing fee for Series 2005-1 is the product of (a) a fraction, the numerator of which is the applicable security amount of the Series 2005-1 notes and the denominator of which is the sum of the series security amounts of each series and (b) the greater of (i) 1/12 of 0.015% of the aggregate principal receivables balance as of the first day of each collection period and (ii) $4,000.

Backup Servicer Account

We maintain a backup servicer account. The amounts on deposit in the backup servicer account will be available to pay expenses associated with the transition of the backup servicer to successor servicer and any reimbursable expenses due to the backup servicer.

Optional Redemption

The servicer may cause the issuer to redeem the Series 2005-1 notes on any day on or after the day on which the outstanding principal amount of the Series 2005-1 notes is reduced to 10% or less of the initial principal amount of the Series 2005-1 notes.

Other Series of Notes

Simultaneously with the issuance of the Series 2005-1 notes, the issuer will also issue the Series 2005-2 notes. The issuer has also previously issued three series of notes, which remain outstanding, and may issue additional series of notes. One of the outstanding series of notes is scheduled for repayment in August 2005. Pending the repayment of that series, it is possible that up to $100,000,000 of the combined proceeds from the Series 2005-1 and Series 2005-2 notes may be deposited in an account (the "Excess Funding Account") which the issuer maintains generally to hold principal collections if the issuer's aggregate principal receivables balance falls below the level required to collateralize all of the issuer's outstanding notes.

ERISA Considerations

It is expected that the Series 2005-1 notes will be eligible for purchase by employee benefit plans. However, plans contemplating the purchase of Series 2005-1 notes should consult their counsel before making a purchase.

Tax Status

Mayer, Brown, Rowe & Maw LLP, as special U.S. federal tax counsel to the issuer, will deliver an opinion that at the time of initial issuance of the Series 2005-1 notes for federal income tax purposes:

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  the Series 2005-1 notes will be characterized as debt; and

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  the issuer will not be classified as an association, or a publicly traded partnership, taxable as a corporation.

Ratings of the Notes

The issuer will not issue the notes unless the Class A notes are rated in the highest rating category, and the Class B notes are rated at least in the "A" category or its equivalent, in each case by at least two nationally recognized statistical rating agencies.

Notes Not Listed on Any Exchange

The Series 2005-1 notes will not be listed on an exchange or quoted in an automated quotation system of a registered securities association.

Application of Funds

Reallocated Yield Amounts

        Some of the issuer's receivables are not subject to a monthly finance charge payable by the dealer for a designated period of time after their creation, during which an industrial company is responsible for making those interest payments. If one or more of the industrial companies do not make the required interest payments there will be a decrease in interest collections. In order to increase the amount of interest collections, a portion of principal collections will be reallocated as interest collections as provided below.

        We have established a percentage (the "Reallocated Yield Percentage") of principal collections to be treated as interest collections for all purposes ("Reallocated Yield Amounts"). Currently, the Reallocated Yield Percentage is 1.50%. We have the option to increase the Reallocated Yield Percentage up to 9.00% or decrease the Reallocated Yield Percentage, but not below zero. The Reallocated Yield Amounts will equal the Reallocated Yield Percentage multiplied by the principal collections during the collection period. Any Reallocated Yield Amounts for the issuer for each collection period will be considered interest collections and will be allocated with all other interest collections.

Allocation Percentages

        The indenture trustee will allocate a share of collections, charge-offs on defaulted receivables ("Defaulted Amounts") and uncovered dilution for each monthly collection period to each series of notes, including Series 2005-1, as follows:

  •
  interest collections (including Reallocated Yield Amounts and specified investment income), Defaulted Amounts and uncovered dilution will be allocated based on a series floating allocation percentage;

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  during the revolving period, principal collections will also be allocated based on a series floating allocation percentage; and

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  during the accumulation period or an early amortization period, principal collections will be allocated based on a series principal allocation percentage.

        The series floating allocation percentage effects, in general, an allocation to each series based on the series security amount of each series. The series floating allocation percentage for Series 2005-1, referred to as the "Series 2005-1 Floating Allocation Percentage," for any payment date will be the percentage equivalent, which may never exceed 100%, of a fraction:

  •
  the numerator of which is the Series 2005-1 Security Amount as of the last day of the immediately preceding collection period; and

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  the denominator of which is the greater of (a) the sum (such sum being the "Adjusted Pool Balance") of (i) the product of (A) the aggregate principal balances of the issuer's receivables (the "Pool Balance") and (B) the result of one minus the Reallocated Yield Percentage, plus (ii) the amount then on deposit in the Excess Funding Account, excluding investment earnings, as of the close of business on the last day of the immediately preceding collection period and (b) the sum of the series security amounts for all series of notes, including Series 2005-1, on that day.

        The series principal allocation percentage effects, in general, an allocation to each series based on a numerator related to the applicable security amount that is fixed for a series at the end of its revolving period. Even though the issuer will be distributing or accumulating principal collections for the noteholders of that series, the numerator used for the calculation for that series will not decline. The series principal allocation percentage for Series 2005-1, referred to as the "Series 2005-1 Principal Allocation Percentage," for any payment date will be the percentage equivalent, which may never exceed 100%, of a fraction:

  •
  the numerator of which is the Series 2005-1 Security Amount as of the last day of the immediately preceding collection period or, if the accumulation period or an early amortization period has commenced, as of the last day of the collection period that preceded the commencement of the earlier to occur of the accumulation period or an early amortization period; and

  •
  the denominator of which is the greater of the Adjusted Pool Balance as of the close of business on the last day of the immediately preceding collection period and the sum of the series security amounts for all series of notes as of the last day of the immediately preceding collection period, except that for any series that is amortizing, repaying or accumulating principal, the series security amount of that series will be the series security amount as of the last day of the collection period that preceded the commencement of the amortization, repayment or accumulation, as applicable.

This fraction will be adjusted to account for any additional issuances of series of notes since the prior collection period.

        Collections not allocated to any series of notes will be allocated to us as holder of the transferor's interest in the issuer.

Application of Collections to Series 2005-1

        Interest Collections Allocated to Series 2005-1.    Along with interest collections allocated to your series of notes as described above ("Series 2005-1 Interest Collections"), on each payment date, the indenture trustee will also include investment earnings on balances in various trust accounts established for your series as part of the interest collections allocated to Series 2005-1 plus shared excess interest collections from other series to the extent available (which together with the Series 2005-1 Interest Collections are the "Series 2005-1 Available Interest Amounts").

        On each payment date, the indenture trustee will apply Series 2005-1 Available Interest Amounts as follows:

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  first, to pay the Series 2005-1 monthly backup servicing fee;

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  second, to pay the Series 2005-1 monthly servicing fee;

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  third, to accrued and unpaid interest on the Class A notes due on that payment date plus, to the extent lawful, interest on any unpaid delinquent interest on the Class A notes;

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  fourth, to accrued and unpaid interest on the Class B notes due on that payment date plus, to the extent lawful, interest on any unpaid delinquent interest on the Class B notes;

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  fifth, if the Series 2005-1 Available Interest Amounts for that payment date exceed the amounts payable in the above clauses first, second, third and fourth, then the issuer will treat that excess amount as principal collections for Series 2005-1 to the extent of:

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  the amount of Defaulted Amounts and uncovered dilution amounts that are allocable to Series 2005-1 for the related collection period; and

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  the Series 2005-1 Collateral Amount Deficit, if any;

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  sixth, for deposit into the Reserve Fund an amount so that the amounts on deposit will equal the Reserve Fund Required Amount, if any, for that payment date or, for each payment date from the month preceding the accumulation period through the last payment date occurring in the accumulation period, an amount so that amounts on deposit will equal 125% of the Reserve Fund Required Amount;

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  seventh, an amount equal to any excess of the Series 2005-1 Required Subordinated Amount over the Series 2005-1 Available Subordinated Amount will be distributed to us to increase the Series 2005-1 Available Subordinated Amount by the amount so distributed;

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  eighth, during an early amortization period, any Series 2005-1 Available Interest Amounts that remain after giving effect to the preceding clauses will be included in the Series 2005-1 Available Principal Amounts; and

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  ninth, any Series 2005-1 Available Interest Amounts that remain after giving effect to the preceding clauses and reimbursement of waived servicing fees, if any, will be applied first, to cover reimbursable expenses of the backup servicer that remain unpaid after application, when applicable, of amounts in the backup servicer account and second, to cover reimbursable expenses of the servicer and then will be applied to shortfalls or deficits of other series of notes or, to the extent not needed to cover shortfalls or deficits of other series, paid to us.

        If Series 2005-1 Available Interest Amounts are not sufficient to make the entire distributions required by the above clauses first, second, third and fourth, the indenture trustee will withdraw funds from the Reserve Fund and apply those funds to complete the distributions under those clauses. In addition, if Series 2005-1 is in an early amortization period and if the Series 2005-1 Available Interest Amounts are not sufficient to make the entire distributions required by the above clause fifth, the indenture trustee will withdraw funds from the Reserve Fund and apply those funds to complete the distributions under that clause.

        The "Series 2005-1 Collateral Amount Deficit" is the amount, if any, by which the outstanding dollar principal amount of the Series 2005-1 notes less the amount, other than investment earnings, in the Series 2005-1 principal funding account exceeds the Collateral Amount.

        Reserve Fund.    The "Reserve Fund" will be established and maintained in the name of the indenture trustee for the benefit of the Series 2005-1 noteholders. On the Series 2005-1 closing date, we will deposit 2.00% of the principal amount of the Series 2005-1 notes into the Reserve Fund. If any funds are withdrawn from the Reserve Fund, we will deposit any collections available for this purpose into the Reserve Fund to restore the balance in the Reserve Fund to the Reserve Fund Required Amount. The "Reserve Fund Required Amount" for any distribution date will equal the lesser of 2.00% of the initial outstanding principal amount of the Series 2005-1 and the outstanding principal amount of the Series 2005-1 notes on that distribution date.

        The "Collateral Amount" means the outstanding dollar principal amount of the Series 2005-1 notes, minus the reductions in the Collateral Amount described under "Application of Funds—Reduction and Reinstatement of Collateral Amounts", plus the increases in the Collateral Amount described under that heading.

        Principal Collections Allocable to Series 2005-1.    Under "—Allocation Percentages," we describe how the issuer will allocate principal collections to Series 2005-1. On each payment date, the Series 2005-1 Principal Collections, together with any amounts on deposit in the Excess Funding Account allocated to Series 2005-1 on that payment date, and with the amount of any Series 2005-1 Available Interest Amounts used to fund the Series 2005-1 share of any Default Amounts and its share of uncovered dilutions and any Series 2005-1 Collateral Amount Deficit, and any other amounts deposited into the Series 2005-1 principal funding account during an early amortization period as described under "—Interest Collections Allocated to Series 2005-1", are referred to collectively as that "Series 2005-1 Available Principal Amounts, " and will be applied by the indenture trustee on each payment date, as follows:

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  first, to cover any unpaid monthly backup servicing fee or monthly servicing fee to be paid by Series 2005-1 and/or the interest on the Class A notes, in an amount not to exceed the Series 2005-1 Security Amount reduced by the outstanding Class A principal amount, after taking into account any reductions due to Defaulted Amounts and uncovered dilution;

  •
  second, to cover any unpaid interest on the Class B notes, in an amount not to exceed the Series 2005-1 Available Subordinated Amount, after taking into account any reductions due to Defaulted Amounts and uncovered dilution;

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  third, if Series 2005-1 is in its accumulation period, to set aside funds to repay principal of the notes, subject to a controlled deposit amount;

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  fourth, if Series 2005-1 is in an early amortization period, to make principal payments on the Series 2005-1 notes;

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  fifth, to make a deposit into the Reserve Fund to the extent that the amount on deposit in the Reserve Fund is less than the Reserve Fund Required Amount; and

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  sixth, to satisfy the principal funding requirements of other series of notes, make required deposits in the Excess Funding Account or be paid to us.

        The use of Series 2005-1 Available Principal Amounts under the above clauses first, second and fifth to pay interest on the Series 2005-1 notes and/or the monthly backup servicing fee or monthly servicing fee to be paid by Series 2005-1 or to make deposits in the Reserve Fund will result in a reduction in the Series 2005-1 Security Amount as described under "—Reduction and Reinstatement of Collateral Amounts".

        "Series 2005-1 Principal Collections" means the product of:

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  if Series 2005-1 is in the accumulation period or early amortization period, the Series 2005-1 Principal Allocation Percentage, and at any other time, the Series 2005-1 Floating Allocation Percentage, and

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  principal collections, less Reallocated Yield Amounts, for the related collection period.

Reduction and Reinstatement of Collateral Amounts

        "Series 2005-1 Security Amount" means the sum of the Collateral Amount and the Series 2005-1 Available Subordinated Amount.

Reductions

        The portion of the Series 2005-1 Security Amount constituting the Collateral Amount will be reduced by the amount of any funds, other than investment earnings, deposited into the Series 2005-1 principal funding account since the prior date on which the Series 2005-1 Security Amount was calculated.

        In addition, the Series 2005-1 Security Amount will be reduced on any payment date by the following amounts allocated on that payment date:

        (A)  the amount, if any, of the Series 2005-1 Available Principal Amounts used to pay interest on the Series 2005-1 notes and/or the monthly backup servicing fee or monthly servicing fee to be paid by Series 2005-1;

        (B)  the amount of Defaulted Amounts and uncovered dilution amounts in the related collection period that are allocated to Series 2005-1 to the extent that they are not covered by Series 2005-1 Available Interest Amounts that are treated as Series 2005-1 Available Principal Amounts to cover those charge-offs and uncovered dilution; and

        (C)  the amount of Available Principal Amounts deposited into the Reserve Fund.

        On each payment date, the issuer will allocate the amount of any reduction in the Series 2005-1 Security Amount due to clause (A), (B) or (C) above as follows:

  •
  first, the issuer will reduce the Series 2005-1 Available Subordinated Amount by the amount of that reduction until the Series 2005-1 Available Subordinated Amount reaches zero; and

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  second, the issuer will reduce the Collateral Amount by any remaining amount of that reduction until the Collateral Amount reaches zero.

        The "Series 2005-1 Required Subordinated Amount" is equal to:

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  the greater of (a) zero and (b) 9.89% of the Collateral Amount, plus

  •
  the Series 2005-1 Incremental Subordinated Amount.

        While the issuer will reduce the Collateral Amount as described above, the outstanding dollar principal amount of the Series 2005-1 notes will not be similarly reduced. However, the aggregate principal paid on the Series 2005-1 notes will not exceed the Collateral Amount. Consequently, Class B noteholders will incur a loss if the Series 2005-1 Available Subordinated Amount is reduced to zero and the Collateral Amount is thereafter reduced by charge-offs, uncovered dilution or reallocations and not reinstated. In addition, if the total amount of these reductions exceeds the outstanding principal amount of the Class B notes, then the Class A notes will incur a loss.

Reinstatements

        The Series 2005-1 Security Amount will be reinstated on any payment date by the amount of the Series 2005-1 Available Interest Amounts that the issuer applies to cover the Series 2005-1 Collateral Amount Deficit as required in clause fifth and to increase the Series 2005-1 Available Subordinated Amount as required in clause seventh under "—Application of Collections to Series 2005-1—Interest Collections

Allocable for Series 2005-1." The issuer will allocate the amount of that reinstatement on that payment date as follows:

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  first, if the Collateral Amount has been reduced by charge-offs, uncovered dilution or reallocations as described above and not fully reinstated, the issuer will allocate the reinstatement amount to the Collateral Amount until it equals the initial outstanding dollar principal amount of the Series 2005-1 notes less any amounts, other than investment earnings, in the Series 2005-1 principal funding account, and any principal payments made to the Series 2005-1 noteholders; and

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  second, the issuer will allocate any remaining reinstatement amount to the Series 2005-1 Available Subordinated Amount until the Series 2005-1 Available Subordinated Amount has been fully reinstated.

        The series security amounts of other series of notes will be similarly reduced and reinstated.

Series 2005-1 Available Subordinated Amount

        The "Series 2005-1 Available Subordinated Amount" as of the closing date will be the Series 2005-1 Required Subordinated Amount on the closing date and as of each subsequent determination date will be the lower of:

        (a)   the Series 2005-1 Required Subordinated Amount on that determination date; and

        (b)   an amount equal to:

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    the Series 2005-1 Available Subordinated Amount for the prior payment date; minus

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    the amount of reductions to the Series 2005-1 Available Subordinated Amount as described above; plus

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    the amount of any interest collections available to be paid to us to increase the Series 2005-1 Available Subordinated Amount as described above; minus

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    the Series 2005-1 Incremental Subordinated Amount for the prior payment date as described below; plus

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    the Series 2005-1 Incremental Subordinated Amount for the current payment date as described below; plus

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    any increases made by us as described in the following paragraph.

        We may, in our sole discretion, at any time increase the Series 2005-1 Available Subordinated Amount so long as the cumulative amount of these increases does not exceed 3.50% of the initial principal amount of the Series 2005-1 notes. We are not under any obligation to increase the Series 2005-1 Available Subordinated Amount at any time. We may elect to increase the Series 2005-1 Available Subordinated Amount at the time a Series 2005-1 early amortization event would otherwise occur, thus preventing or delaying the occurrence of the Series 2005-1 early amortization event for the Series 2005-1 notes.

        The "Series 2005-1 Incremental Subordinated Amount" on any determination date will equal the product obtained by multiplying:

        (a)   a fraction, the numerator of which is the Series 2005-1 Security Amount, calculated without including the Series 2005-1 Incremental Subordinated Amount, and the denominator of which is the greater of the Pool Balance on the last day of the preceding collection period and the sum of the amounts in the numerator for all series, and

        (b)   the excess, if any, of

    (i)
    the sum of (A) the Dealer Overconcentration Amount, the Used Equipment Overconcentration Amount, the Rental Overconcentration Amount and (B) certain ineligible receivables on that determination date, over

    (ii)
    the aggregate amount of (A) receivables in accounts containing Dealer Overconcentrations, Used Equipment Overconcentration Amounts or Rental Overconcentration Amounts and (B) ineligible receivables, in each case that were charged off during the preceding collection period and may be reassigned to us by the issuer.

        "Dealer Overconcentration Amount" means the sum of the Dealer Overconcentrations.

        "Dealer Overconcentrations" on any payment date means, with respect to any dealer and its affiliated group of dealers (collectively a "main dealer"), the excess, if any, of:

  •
  the aggregate principal balance of receivables due from the main dealer on the last day of the collection period immediately preceding that payment date; over

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  (a) 4.50% of the Pool Balance on the last day of the immediately preceding collection period, with respect to the main dealer that has the highest outstanding principal balance, (b) 2.25% of the Pool Balance on the last day of the immediately preceding collection period, with respect to either of the two main dealers with the second and third highest outstanding principal balances, or (c) 2.00% of the Pool Balance on the last day of the immediately preceding collection period, with respect to any other single main dealer.

        "Rental Overconcentration Amount" on any payment date means the excess, if any, of:

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  the aggregate principal balance of receivables related to equipment in a rent-to-own program or purchased by a dealer for its rental business on the last day of the collection period immediately preceding that payment date; over

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  15% of the aggregate Pool Balance on the last day of the immediately preceding collection period.

        "Used Equipment Overconcentration Amount" on any payment date means the excess, if any, of:

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  the aggregate principal balance of receivables relating to used equipment on the last day of the collection period immediately preceding that payment date; over

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  30% of the aggregate Pool Balance on the last day of the immediately preceding collection period.

Series 2005-1 Early Amortization Events

        The early amortization events for the Series 2005-1 notes will include the following, some of which are subject to specified materiality qualifications and/or grace or cure periods:

        (1)   failure on the part of us, the servicer or, if CNH Capital America LLC is no longer the servicer, CNH Capital America LLC to perform obligations under the agreements relating to the notes;

        (2)   false representation or warranty made by the originator or us;

        (3)   bankruptcy, insolvency or receivership of us, the originator, CNH Capital America LLC or CNH Global, N.V.;

        (4)   a failure by us to convey receivables in additional accounts to the issuer when we are required to do so;

        (5)   on any payment date, the Series 2005-1 Available Subordinated Amount is reduced to an amount less than the Series 2005-1 Required Subordinated Amount;

        (6)   any Servicer Default (as defined in the documents relating to the notes) occurs;

        (7)   on any determination date, the average of the monthly payment rates for the three preceding collection periods is less than 14%;

        (8)   the outstanding principal amount of the Series 2005-1 notes is not repaid by the Series 2005-1 scheduled final payment date;

        (9)   we or the issuer becomes an "investment company" within the meaning of the Investment Company Act of 1940;

        (10) the occurrence of an event of default under the indenture; and

        (11) the balance in the Excess Funding Account is greater than 30% of the Adjusted Pool Balance for any three consecutive collection periods.

Adjusted Pool Balance	5
Authorized Persons	ii
Collateral Amount	8
Commission	i
Dealer Overconcentration Amount	12
Dealer Overconcentrations	12
Defaulted Amounts	5
Excess Funding Account	3
FSMA	ii
main dealer	12
Pool Balance	5
POS Regulations	ii
Reallocated Yield Amounts	5
Reallocated Yield Percentage	5
Rental Overconcentration Amount	12
Reserve Fund	8
Reserve Fund Required Amount	8
Series 2005-1 Available Interest Amounts	6
Series 2005-1 Available Principal Amounts	8
Series 2005-1 Available Subordinated Amount	11
Series 2005-1 Collateral Amount Deficit	8
Series 2005-1 Floating Allocation Percentage	5
Series 2005-1 Incremental Subordinated Amount	11
Series 2005-1 Interest Collections	6
Series 2005-1 Principal Allocation Percentage	6
Series 2005-1 Principal Collections	9
Series 2005-1 Required Subordinated Amount	10
Series 2005-1 Security Amount	9
Used Equipment Overconcentration Amount	12

QuickLinks

  Exhibit 99.1
NOTICE TO RESIDENTS OF THE UNITED KINGDOM
Summary of Series Terms
Application of Funds